UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2007

iPCS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51844	36-4350876
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1901 North Roselle Road, Schaumburg, Illinois	60195
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 885-2833

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On May 7, 2007, the Company announced the final results of its tender offer for its 11 1/2% Senior Notes due 2012 and its 11 3/8% Senior Notes due 2012.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

On May 7, 2007, the Company announced that it will be presenting at UBS’s 2007 Leveraged Finance Conference at the Wynn Las Vegas in Las Vegas, Nevada on Thursday, May 10, 2007 at 1:45 p.m. PT. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.

99.1  Press Release by iPCS, Inc., dated May 7, 2007, announcing the final results of its tender offer for its 11 1/2% Senior Notes due 2012 and its 11 3/8% Senior Notes due 2012.

99.2  Press Release by iPCS, Inc., dated May 7, 2007, announcing that iPCS, Inc. will be presenting at UBS’s 2007 Leveraged Finance Conference on May 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPCS, Inc.

Date: May 8, 2007
	By:	/s/ Edmund L. Quatmann, Jr.
	Name:	Edmund L. Quatmann, Jr.
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.

99.1  Press Release by iPCS, Inc., dated May 7, 2007, announcing the final results of its tender offer for its 11 1/2% Senior Notes due 2012 and its 11 3/8% Senior Notes due 2012.

99.2  Press Release by iPCS, Inc., dated May 7, 2007, announcing that iPCS, Inc. will be presenting at UBS’s 2007 Leveraged Finance Conference on May 10, 2007.